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                                                                   EXHIBIT 10.14

                        ASSIGNMENT AGREEMENT AND LICENSE

Effective April 19, 1999

BETWEEN:

            CYBEROAD GAMING CORPORATION, a St. Kitts corporation having a place of business at Box 174, Basseterre, St. Kitts, West Indies

                                                                (the "Assignor")

AND

            CYBEROAD.COM (ISLE OF MAN) LIMITED an Isle of Man corporation having a place, of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB

                                                                (the "Assignee")

1.0   ASSIGNMENT

      1.1 In consideration of the sum of three hundred thousand U.S. dollars ($300,000.00 U.S.) and the grant of a two site license by the Assignee to the Assignor for 100% ownership of two companies operating in Costa Rica: Sistemas de Informacion Tecnologica (SIT) and Informacion y Tecnologia Canadiense (ITC) and the use of the software "CR Netbook" and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby transfers, conveys, and assigns to the Assignee all of its rights, title and interest in and to the software product known as "CR Netbook". The said software product shall include:

            1.1.1 the source code for the software "CR Netbook";

            1.1.2 copyright in all countries of the world;

            1.1.3 all software modules that make up the "CR Netbook" system in all languages, formats, media and versions and all


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                  modifications, updates and enhancements thereto produced up to the effective date of this Agreement;

            1.1.4 all user documentation; and

            1.1.5 the trademark to the name "C.R. Netbook".

      1.2 The Assignor shall not retain any copies of the source code for the software "CR Netbook" and shall forward the said source code to the Assignee forthwith.

2.0   ASSIGNOR'S WARRANTIES

      2.1 The Assignor represents, warrants and covenants with the Assignee that, subject to the rights granted herein, the Assignor has all proprietary rights, title and interest in and to the software product known as "CR Netbook" including copyright and trademark, sufficient to assign all rights to the software pursuant to this Agreement.

      2.2 The Assignor represents, warrants and covenants with the Assignee that there are no liens, encumbrances, security interests, pending litigation and claims that would adversely affect any of the rights assigned pursuant to this Agreement.

      2.3 The Assignor shall defend the Assignee against any claim that any portion of the software assigned pursuant to this Agreement infringes any patent, trademark, trade secret or copyright, and the Assignee shall pay any an all court costs awarded and legal fees incurred in respect of any such claim, provided that:

            2.3.1 the Assignee notifies the Assignor of the claim; and

            2.3.2 the Assignor has the option of taking sole control of the defense and all related settlement negotiations.

3.0   ASSIGNEE'S WARRANTIES

      3.1 The Assignee warrants that in the event of insolvency of either the Assignor or its parent corporations all of the rights, titles and interests described herein will revert to the Assignor


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3.0   LICENSE

      4.1 The Assignee hereby grants for the Assignor a non-exclusive license to use the object code for the computer program "CR Netbook" and accompanying documentation at two websites, subject to the terms and restrictions set forth in this Agreement. The said websites shall be:

                  -     thebigbook.com

                  -     a further website that the Assignor may establish

      4.2 The Assignor may not copy or reproduce any part of the object code for "CR Netbook" except for backup use. The Assignor may not distribute copies of the said object code to others.

            4.2.1 THE OBJECT CODE FOR TR NETBOOK" IS LICENSED "AS IS" WITHOUT
                  WARRANTY AS TO ITS PERFORMANCE.

      4.3 THE ASSIGNEE SHALL NOT BE LIABLE FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE OBJECT CODE FOR "CR NETBOOK".

      4.4 The license granted under this Agreement is effective until may terminated. The Assignor terminate this license at any time by destroying the object code for "CR Netbook" in all forms and the documentation. The Assignee may terminate this license if the Assignor breaches any term hereof.

5.0   SUCCESSORS

      This Agreement shall ensure to the benefit of the Assignee and shall be binding upon the Assignor and its executors, successors and assigns.


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6.0   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of Isle of Man.

IN WITNESS WHEREOF the parties have caused these presents to be executed personally or by their duly authorized officers as of the day and year first above written.


CYBEROAD GAMING CORPORATION            CYBEROAD.COM (ISLE OF
                                       MAN) LIMITED

Per: /s/ LAWRENCE COFIELD             Per:  /s/ JOHN COFFEY
    -----------------------------         --------------------------------
Name:     Lawrence Cofield            Name:   John Coffey
Title:    Director                    Title:  Director

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Effective April 19,1999

BETWEEN:

CYBEROAD GAMING CORPORATION, a St. Kitts corporation having a place of business at Box 174, Basseterre, St. Kitts, West Indies


                                                                (the "Assignor")

AND

CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB

                                                                (the "Assignee")

                              ASSIGNMENT AGREEMENT

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